SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)     August 19, 2004
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                            SPECTRE INDUSTRIES, INC.
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               (Exact name of Registrant as Specified in Charter)


           Nevada                        0-30573                  98-0226032
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(State of Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)


                  45 Parker, Suite A, Irvine, California 92618
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code(949) 855-6688


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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Effective August 19, 2004, Spectre Industries, Inc. (the "Company") dismissed HJ & Associates, LLC ("HJA") as the Company's independent public accounting firm. Effective August 20, 2004, the Company engaged Weinberg & Company, P.A. ("W & C") as the Company's new independent public accounting firm. The dismissal of HJA and the engagement of W & C were approved by the Company's Board of Directors.

      Prior to W & C becoming the independent public accounting firm for the Company, neither the Company, nor anyone on its behalf, consulted with W & C regarding either the application of accounting principles to a specific or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was the subject of a disagreement or event as defined at Item 304 (a)(1)(iv) of Regulation S-B.

      HJA audited the Company's financial statements for the fiscal years ended December 31, 2003 and December 31, 2002. HJA's reports for these periods did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified as to audit scope or accounting principles, except that reports indicated that the Company's losses from operations raised substantial doubt about its ability to operate as a going concern.

      During the fiscal years ended December 31, 2003 and December 31, 2002 and the interim period from December 31, 2003 through June 30, 2004, there were no disagreements with HJA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HJA, would have caused such firm to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements. In addition, there were no such events as described under Item 304(a)(1)(IV)(B) of Regulation S-B during the fiscal years ended December 31, 2003 and December 31, 2002 and the interim period from December 31, 2003 through June 30, 2004.

      The Company has provided HJA with a copy of the disclosures contained herein, and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) regarding its involvement with the Company as its independent public accounting firm and, if not, stating the respects in which it does not agree. A copy of HJA's letter is attached as an exhibit to this Current Report on Form 8-K.


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

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial Statements. None

(b)   Pro Forma Financial Statements. None

(c)   Exhibits


      Exhibit No.                       Description
      -----------                       -----------
         16.1 Letter from HJ & Associates, LLC addressed to the United States Securities and Exchange Commission


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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SPECTRE INDUSTRIES, INC.

Date:    August 22, 2004                By: /s/Michael  Young
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                                            Name: Michael Young
                                            Title: Chief Executive Officer



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